                                                             Sub-Item 77 Q 1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

        i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

        ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

        iii. The Waiver will not apply to cash collateral for securities lending.

        For purposes of the paragraph above, the following terms shall have the following meanings:

        (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

        (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

        (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               -------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               -------------------------
       Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM EQUITY FUNDS
(INVESCO EQUITY                                        EFFECTIVE EXPIRATION
FUNDS)                      WAIVER DESCRIPTION           DATE       DATE
--------------------  -------------------------------- --------- ----------
 Invesco              Invesco will waive advisory      3/27/2006 07/15/2013
 Constellation        fees to the extent necessary so
 Fund                 that advisory fees Invesco
                      receives do not exceed the
                      annualized rates listed below.
                      0.695% of the first $250M
                      0.615% of the next $4B
                      0.595% of the next $750M
                      0.57% of the next $2.5B
                      0.545% of the next $2.5B
                      0.52% of the excess over $10B

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S                                   EFFECTIVE EXPIRATION
SERIES TRUST)               WAIVER DESCRIPTION           DATE       DATE
--------------------  -------------------------------- --------- ----------
 Premier Portfolio    Invesco will waive advisory      2/1/2011  12/31/2013
                      fees in the amount of 0.07% of
                      the Fund's average daily net
                      assets

 Premier U.S.         Invesco will waive advisory      2/1/2011  12/31/2013
 Government           fees in the amount of 0.07% of
 Money Portfolio      the Fund's average daily net
                      assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ----------------- ---------------
Invesco American Franchise Fund               February 12, 2010  June 30, 2013
Invesco California Tax-Free Income Fund       February 12, 2010  June 30, 2013
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2013
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010  June 30, 2013
Invesco Equity and Income Fund                February 12, 2010  June 30, 2013
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2013
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2013
Invesco Growth and Income Fund                February 12, 2010  June 30, 2013
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010  June 30, 2013
Invesco S&P 500 Index Fund                    February 12, 2010  June 30, 2013
Invesco Small Cap Discovery Fund              February 12, 2010  June 30, 2013
Invesco U.S. Quantitative Core Fund             July 1, 2007     June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                        -------------- ---------------
Invesco Charter Fund                             July 1, 2007    June 30, 2013
Invesco Constellation Fund                       July 1, 2007    June 30, 2013
Invesco Disciplined Equity Fund                  July 14, 2009   June 30, 2013
Invesco Diversified Dividend Fund                July 1, 2007    June 30, 2013
Invesco Summit Fund                              July 1, 2007    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco European Small Company Fund               July 1, 2007   June 30, 2013
Invesco Global Core Equity Fund                   July 1, 2007   June 30, 2013
Invesco International Small Company Fund          July 1, 2007   June 30, 2013
Invesco Small Cap Equity Fund                     July 1, 2007   June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2013
Invesco Global Quantitative Core Fund           July 1, 2007     June 30, 2013
Invesco Leaders Fund                          February 12, 2010  June 30, 2013
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2013
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2013
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Asia Pacific Growth Fund                  July 1, 2007   June 30, 2013
Invesco European Growth Fund                      July 1, 2007   June 30, 2013
Invesco Global Growth Fund                        July 1, 2007   June 30, 2013
Invesco Global Opportunities Fund                August 3, 2012  June 30, 2013
Invesco Global Small & Mid Cap Growth Fund        July 1, 2007   June 30, 2013
Invesco International Growth Fund                 July 1, 2007   June 30, 2013
Invesco International Core Equity Fund            July 1, 2007   June 30, 2013
Invesco Select Opportunities Fund                August 3, 2012  June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Balanced-Risk Allocation Fund*          May 29, 2009     June 30, 2013
Invesco Balanced-Risk Commodity Strategy
  Fund**                                     November 29, 2010   June 30, 2013
Invesco China Fund                              July 1, 2007     June 30, 2013
Invesco Commodities Strategy Fund***         February 12, 2010   June 30, 2013
Invesco Developing Markets Fund                 July 1, 2007     June 30, 2013
Invesco Emerging Markets Equity Fund            May 11, 2011     June 30, 2013
Invesco Emerging Market Local Currency Debt
  Fund                                         June 14, 2010     June 30, 2013
Invesco Endeavor Fund                           July 1, 2007     June 30, 2013
Invesco Global Health Care Fund                 July 1, 2007     June 30, 2013
Invesco Global Markets Strategy Fund         September 25, 2012  June 30, 2013
Invesco International Total Return Fund         July 1, 2007     June 30, 2013
Invesco Pacific Growth Fund                  February 12, 2010   June 30, 2013
Invesco Premium Income Fund                  December 13, 2011   June 30, 2013
Invesco Select Companies Fund                   July 1, 2007     June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Corporate Bond Fund                   February 12, 2010  June 30, 2013
Invesco Dynamics Fund                           July 1, 2007     June 30, 2013
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2013
Invesco High Yield Fund                         July 1, 2007     June 30, 2013
Invesco High Yield Securities Fund            February 12, 2010  June 30, 2013
Invesco Limited Maturity Treasury Fund          July 1, 2007     June 30, 2013
Invesco Money Market Fund                       July 1, 2007     June 30, 2013
Invesco Municipal Bond Fund                     July 1, 2007     June 30, 2013
Invesco Real Estate Fund                        July 1, 2007     June 30, 2013
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2013
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2013

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

                                                             Sub-Item 77 Q 1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2013
Invesco Comstock Fund                         February 12, 2010  June 30, 2013
Invesco Energy Fund                             July 1, 2007     June 30, 2013
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2013
Invesco Leisure Fund                            July 1, 2007     June 30, 2013
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2013
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2013
Invesco Technology Fund                         July 1, 2007     June 30, 2013
Invesco Technology Sector Fund                February 12, 2010  June 30, 2013
Invesco Utilities Fund                          July 1, 2007     June 30, 2013
Invesco Value Fund                            February 12, 2010  June 30, 2013
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2013
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2013
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2013
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2013
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2013
Invesco Tax-Free Intermediate Fund              July 1, 2007     June 30, 2013

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. Balanced-Risk Allocation
  Fund****                                    December 22, 2010  June 30, 2013
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2013
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2013
Invesco V.I. Diversified Income Fund            July 1, 2007     June 30, 2013
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2013
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2013
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2013
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2013
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2013
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2013
Invesco V.I. High Yield Securities Fund       February 12, 2010  June 30, 2013
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2013
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2013
Invesco V.I. Money Market Fund                  July 1, 2007     June 30, 2013
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2013
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2013
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2013
Invesco V.I. Utilities Fund                     July 1, 2007     June 30, 2013
Invesco Van Kampen V.I. American
  FranchiseFund                               February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. American Value Fund   February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Comstock Fund         February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Equity and Income
  Fund                                        February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Growth and Income
  Fund                                        February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Mid Cap Growth Fund   February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Value Opportunities
  Fund                                          July 1, 2007     June 30, 2013

--------
**** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
     Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                           ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund                                         January 16, 2013  June 30, 2013

                         SHORT-TERM INVESTMENTS TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Government TaxAdvantage Portfolio                 July 1, 2007   June 30, 2013
STIC Prime Portfolio                              July 1, 2007   June 30, 2013
Treasury Portfolio                                July 1, 2007   June 30, 2013

                               CLOSED-END FUNDS

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Municipal Income Opportunities Trust      June 1, 2010   June 30, 2013
Invesco Quality Municipal Income Trust            June 1, 2010   June 30, 2013
Invesco Value Municipal Income Trust              June 1, 2010   June 30, 2013

                                                            Sub-Item 77 Q 1 (e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               -------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               -------------------------
       Title:  Senior Vice President
                                                         as of February 6, 2013

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                               ------------ ----------  ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                                  Contractual     1.05%       May 23, 2011      June 30, 2013
   Class B Shares                                  Contractual     1.22%/2/    May 23, 2011      June 30, 2013
   Class C Shares                                  Contractual     1.80%       May 23, 2011      June 30, 2013
   Class R Shares                                  Contractual     1.30%       May 23, 2011      June 30, 2013
   Class R5 Shares                                 Contractual     0.80%       May 23, 2011      June 30, 2013
   Class R6 Shares                                 Contractual     0.80%    September 24, 2012   June 30, 2013
   Class Y Shares                                  Contractual     0.80%       May 23, 2011      June 30, 2013
Invesco American Franchise Fund
   Class A Shares                                  Contractual     2.00%       July 1, 2013      June 30, 2014
   Class B Shares                                  Contractual     2.75%       July 1, 2013      June 30, 2014
   Class C Shares                                  Contractual     2.75%       July 1, 2013      June 30, 2014
   Class R Shares                                  Contractual     2.25%       July 1, 2013      June 30, 2014
   Class R5 Shares                                 Contractual     1.75%       July 1, 2013      June 30, 2014
   Class R6 Shares                                 Contractual     1.75%       July 1, 2013      June 30, 2014
   Class Y Shares                                  Contractual     1.75%       July 1, 2013      June 30, 2014
Invesco California Tax-Free Income Fund
   Class A Shares                                  Contractual     1.50%       July 1, 2012      June 30, 2013
   Class B Shares                                  Contractual     2.00%       July 1, 2012      June 30, 2013
   Class C Shares                                  Contractual     2.00%       July 1, 2012      June 30, 2013
   Class Y Shares                                  Contractual     1.25%       July 1, 2012      June 30, 2013
Invesco Core Plus Bond Fund
   Class A Shares                                  Contractual     0.75%       June 6, 2011    December 31, 2013
   Class B Shares                                  Contractual     1.50%       June 6, 2011    December 31, 2013
   Class C Shares                                  Contractual     1.50%       June 6, 2011    December 31, 2013
   Class R Shares                                  Contractual     1.00%       June 6, 2011    December 31, 2013
   Class R5 Shares                                 Contractual     0.50%       June 6, 2011    December 31, 2013
   Class R6 Shares                                 Contractual     0.50%    September 24, 2012 December 31, 2013
   Class Y Shares                                  Contractual     0.50%       June 6, 2011    December 31, 2013
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                                  Contractual     2.00%       July 1, 2012      June 30, 2013
   Class B Shares                                  Contractual     2.75%       July 1, 2012      June 30, 2013
   Class C Shares                                  Contractual     2.75%       July 1, 2012      June 30, 2013
   Class R Shares                                  Contractual     2.25%       July 1, 2012      June 30, 2013
   Class R6 Shares                                 Contractual     1.75%    September 24, 2012   June 30, 2013
   Class Y Shares                                  Contractual     1.75%       July 1, 2012      June 30, 2013
Invesco Equity and Income Fund
   Class A Shares                                  Contractual     1.50%       July 1, 2012      June 30, 2013
   Class B Shares                                  Contractual     2.25%       July 1, 2012      June 30, 2013
   Class C Shares                                  Contractual     2.25%       July 1, 2012      June 30, 2013
   Class R Shares                                  Contractual     1.75%       July 1, 2012      June 30, 2013
   Class R5 Shares                                 Contractual     1.25%       July 1, 2012      June 30, 2013
   Class R6 Shares                                 Contractual     1.25%    September 24, 2012   June 30, 2013
   Class Y Shares                                  Contractual     1.25%       July 1, 2012      June 30, 2013
Invesco Floating Rate Fund
   Class A Shares                                  Contractual     1.50%      April 14, 2006     June 30, 2013
   Class C Shares                                  Contractual     2.00%      April 14, 2006     June 30, 2013
   Class R Shares                                  Contractual     1.75%      April 14, 2006     June 30, 2013
   Class R5 Shares                                 Contractual     1.25%      April 14, 2006     June 30, 2013
   Class R6 Shares                                 Contractual     1.25%    September 24, 2012   June 30, 2013
   Class Y Shares                                  Contractual     1.25%     October 3, 2008     June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ------------------ -------------
Invesco Global Real Estate Income Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2009    June 30, 2013
Invesco Growth and Income Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2013
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                                  Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco S&P 500 Index Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2013
Invesco Small Cap Discovery Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2013
Invesco U.S. Quantitative Core Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2013
   Investor Class Shares                           Contractual     2.00%      July 1, 2012    June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                                  Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                  Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                                 Contractual     1.75%   September 24, 2012 June 30, 2013
   Class S Shares                                  Contractual     1.90%   September 25, 2009 June 30, 2013
   Class Y Shares                                  Contractual     1.75%      July 1, 2009    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ------------------ -------------
Invesco Constellation Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                          Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2013
Invesco Disciplined Equity Fund
   Class Y Shares                          Contractual     1.75%     July 14, 2009    June 30, 2013
Invesco Diversified Dividend Fund
   Class A Shares                          Contractual     0.95%     July 18, 2011    June 30, 2013
   Class B Shares                          Contractual     1.70%     July 18, 2011    June 30, 2013
   Class C Shares                          Contractual     1.70%     July 18, 2011    June 30, 2013
   Class R Shares                          Contractual     1.20%     July 18, 2011    June 30, 2013
   Class R5 Shares                         Contractual     0.70%     July 18, 2011    June 30, 2013
   Class R6 Shares                         Contractual     0.70%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual     0.70%     July 18, 2011    June 30, 2013
   Investor Class Shares                   Contractual     0.95%     July 18, 2011    June 30, 2013
Invesco Diversified Dividend Fund
   Class A Shares                          Contractual     2.00%      July 1, 2013    June 30, 2014
   Class B Shares                          Contractual     2.75%      July 1, 2013    June 30, 2014
   Class C Shares                          Contractual     2.75%      July 1, 2013    June 30, 2014
   Class R Shares                          Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                         Contractual     1.75%      July 1, 2013    June 30, 2014
   Class R6 Shares                         Contractual     1.75%      July 1, 2013    June 30, 2014
   Class Y Shares                          Contractual     1.75%      July 1, 2013    June 30, 2014
   Investor Class Shares                   Contractual     2.00%      July 1, 2013    June 30, 2014
Invesco Summit Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class P Shares                          Contractual     1.85%      July 1, 2009    June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2013
   Class S Shares                          Contractual     1.90%   September 25, 2009 June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                           CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                        VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
----                                       ------------ ----------  ----------------- -------------
Invesco European Small Company Fund
   Class A Shares                          Contractual      2.25%     July 1, 2009    June 30, 2013
   Class B Shares                          Contractual      3.00%     July 1, 2009    June 30, 2013
   Class C Shares                          Contractual      3.00%     July 1, 2009    June 30, 2013
   Class Y Shares                          Contractual      2.00%     July 1, 2009    June 30, 2013
Invesco Global Core Equity Fund
   Class A Shares                          Contractual      1.25%     May 23, 2011    June 30, 2013
   Class B Shares                          Contractual     1.52%/2/   May 23, 2011    June 30, 2013
   Class C Shares                          Contractual      2.00%     May 23, 2011    June 30, 2013
   Class R Shares                          Contractual      1.50%     May 23, 2011    June 30, 2013
   Class R5 Shares                         Contractual      1.00%     May 23, 2011    June 30, 2013
   Class Y Shares                          Contractual      1.00%     May 23, 2011    June 30, 2013
Invesco Global Core Equity Fund
   Class A Shares                          Contractual      2.25%     July 1, 2013    June 30, 2014
   Class B Shares                          Contractual      3.00%     July 1, 2013    June 30, 2014
   Class C Shares                          Contractual      3.00%     July 1, 2013    June 30, 2014
   Class R Shares                          Contractual      2.50%     July 1, 2013    June 30, 2014
   Class R5 Shares                         Contractual      2.00%     July 1, 2013    June 30, 2014
   Class Y Shares                          Contractual      2.00%     July 1, 2013    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ------------------ -------------
Invesco International Small Company Fund
   Class A Shares                          Contractual     2.25%      July 1, 2009    June 30, 2013
   Class B Shares                          Contractual     3.00%      July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     3.00%      July 1, 2009    June 30, 2013
   Class R5 Shares                         Contractual     2.00%      July 1, 2009    June 30, 2013
   Class R6 Shares                         Contractual     2.00%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco Small Cap Equity Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                          Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                          Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                         Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                          Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                          Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                         Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                          Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                         Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                         Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                         Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                          Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                          Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                         Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                          Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                          Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                         Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                          Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                         Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                         Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                         Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                          Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                          Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                         Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                          Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                          Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                         Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                          Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                         Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                         Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                         Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                          Contractual     0.00%    November 4, 2009  April 30, 2014

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                          Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                         Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                          Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                          Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                         Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                          Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                         Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                         Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                         Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                          Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                          Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                         Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                          Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                          Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                         Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                          Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                         Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                         Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                         Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                          Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Conservative Allocation Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R Shares                          Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.25%      July 1, 2012    June 30, 2013
   Class S Shares                          Contractual     1.40%      July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco Convertible Securities Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.25%      July 1, 2012    June 30, 2013
   Class R6 Shares                         Contractual     1.25%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco Global Quantitative Core Fund
   Class A Shares                          Contractual     2.25%      July 1, 2009    June 30, 2013
   Class B Shares                          Contractual     3.00%      July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     3.00%      July 1, 2009    June 30, 2013
   Class R Shares                          Contractual     2.50%      July 1, 2009    June 30, 2013
   Class R5 Shares                         Contractual     2.00%      July 1, 2009    June 30, 2013
   Class Y Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco Growth Allocation Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2012    June 30, 2013
   Class S Shares                          Contractual     1.90%      July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                          Contractual     0.25%      May 1, 2012     April 30, 2014
   Class B Shares                          Contractual     1.00%      May 1, 2012     April 30, 2014
   Class C Shares                          Contractual     1.00%      May 1, 2012     April 30, 2014
   Class R Shares                          Contractual     0.50%      May 1, 2012     April 30, 2014
   Class R5 Shares                         Contractual     0.00%      May 1, 2012     April 30, 2014
   Class Y Shares                          Contractual     0.00%      May 1, 2012     April 30, 2014
Invesco International Allocation Fund
   Class A Shares                          Contractual     2.25%      May 1, 2012     June 30, 2013
   Class B Shares                          Contractual     3.00%      May 1, 2012     June 30, 2013
   Class C Shares                          Contractual     3.00%      May 1, 2012     June 30, 2013
   Class R Shares                          Contractual     2.50%      May 1, 2012     June 30, 2013
   Class R5 Shares                         Contractual     2.00%      May 1, 2012     June 30, 2013
   Class Y Shares                          Contractual     2.00%      May 1, 2012     June 30, 2013
Invesco Leaders Fund
   Class A Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     3.00%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     3.00%      July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     2.00%      July 1, 2012    June 30, 2013
Invesco Mid Cap Core Equity Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                          Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2013
Invesco Moderate Allocation Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R Shares                          Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.25%      July 1, 2012    June 30, 2013
   Class S Shares                          Contractual     1.40%      July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco Small Cap Growth Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                          Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                   Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco U.S. Mortgage Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.25%      July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.25%      July 1, 2012    June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                       ------------ ---------- ----------------- -------------
Invesco Asia Pacific Growth Fund
   Class A Shares                          Contractual     2.25%     July 1, 2009    June 30, 2013
   Class B Shares                          Contractual     3.00%     July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     3.00%     July 1, 2009    June 30, 2013
   Class Y Shares                          Contractual     2.00%     July 1, 2009    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                       ------------ ---------- ------------------ -----------------
Invesco European Growth Fund
   Class A Shares                          Contractual     2.25%      July 1, 2009      June 30, 2013
   Class B Shares                          Contractual     3.00%      July 1, 2009      June 30, 2013
   Class C Shares                          Contractual     3.00%      July 1, 2009      June 30, 2013
   Class R Shares                          Contractual     2.50%      July 1, 2009      June 30, 2013
   Class Y Shares                          Contractual     2.00%      July 1, 2009      June 30, 2013
   Investor Class Shares                   Contractual     2.25%      July 1, 2009      June 30, 2013
Invesco Global Growth Fund
   Class A Shares                          Contractual     1.32%   December 19, 2011  December 31, 2012
   Class B Shares                          Contractual     2.07%   December 19, 2011  December 31, 2012
   Class C Shares                          Contractual     2.07%   December 19, 2011  December 31, 2012
   Class R5 Shares                         Contractual     1.07%   December 19, 2011  December 31, 2012
   Class R6 Shares                         Contractual     1.07%   September 24, 2012 December 31, 2012
   Class Y Shares                          Contractual     1.07%   December 19, 2011  December 31, 2012
Invesco Global Growth Fund
   Class A Shares                          Contractual     2.25%    January 1, 2013     June 30, 2013
   Class B Shares                          Contractual     3.00%    January 1, 2013     June 30, 2013
   Class C Shares                          Contractual     3.00%    January 1, 2013     June 30, 2013
   Class R5 Shares                         Contractual     2.00%    January 1, 2013     June 30, 2013
   Class R6 Shares                         Contractual     2.00%    January 1, 2013     June 30, 2013
   Class Y Shares                          Contractual     2.00%    January 1, 2013     June 30, 2013
Invesco Global Opportunities Fund
   Class A Shares                          Contractual     1.36%     August 1, 2012   February 28, 2014
   Class C Shares                          Contractual     2.11%     August 1, 2012   February 28, 2014
   Class R Shares                          Contractual     1.61%     August 1, 2012   February 28, 2014
   Class R5 Shares                         Contractual     1.11%     August 1, 2012   February 28, 2014
   Class R6 Shares                         Contractual     1.11%   September 24, 2012 February 28, 2014
   Class Y Shares                          Contractual     1.11%     August 1, 2012   February 28, 2014
Invesco Select Opportunities Fund
   Class A Shares                          Contractual     1.51%     August 1, 2012   February 28, 2014
   Class C Shares                          Contractual     2.26%     August 1, 2012   February 28, 2014
   Class R Shares                          Contractual     1.76%     August 1, 2012   February 28, 2014
   Class R5 Shares                         Contractual     1.26%     August 1, 2012   February 28, 2014
   Class R6 Shares                         Contractual     1.26%   September 24, 2012 February 28, 2014
   Class Y Shares                          Contractual     1.26%     August 1, 2012   February 28, 2014
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                          Contractual     2.25%      July 1, 2009      June 30, 2013
   Class B Shares                          Contractual     3.00%      July 1, 2009      June 30, 2013
   Class C Shares                          Contractual     3.00%      July 1, 2009      June 30, 2013
   Class R5 Shares                         Contractual     2.00%      July 1, 2009      June 30, 2013
   Class Y Shares                          Contractual     2.00%      July 1, 2009      June 30, 2013
Invesco International Core Equity Fund
   Class A Shares                          Contractual     2.25%      July 1, 2009      June 30, 2013
   Class B Shares                          Contractual     3.00%      July 1, 2009      June 30, 2013
   Class C Shares                          Contractual     3.00%      July 1, 2009      June 30, 2013
   Class R Shares                          Contractual     2.50%      July 1, 2009      June 30, 2013
   Class R5 Shares                         Contractual     2.00%      July 1, 2009      June 30, 2013
   Class R6 Shares                         Contractual     2.00%   September 24, 2012   June 30, 2013
   Class Y Shares                          Contractual     2.00%      July 1, 2009      June 30, 2013
   Investor Class Shares                   Contractual     2.25%      July 1, 2009      June 30, 2013
   Invesco International Growth Fund
   Class A Shares                          Contractual     1.40%      May 23, 2011      June 30, 2013
   Class B Shares                          Contractual     2.15%      May 23, 2011      June 30, 2013
   Class C Shares                          Contractual     2.15%      May 23, 2011      June 30, 2013
   Class R Shares                          Contractual     1.65%      May 23, 2011      June 30, 2013
   Class R5 Shares                         Contractual     1.15%      May 23, 2011      June 30, 2013
   Class R6 Shares                         Contractual     1.15%   September 24, 2012   June 30, 2013
   Class Y Shares                          Contractual     1.15%      May 23, 2011      June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                       ------------ ---------- ----------------- -------------
Invesco International Growth Fund
   Class A Shares                          Contractual     2.25%     July 1, 2013    June 30, 2014
   Class B Shares                          Contractual     3.00%     July 1, 2013    June 30, 2014
   Class C Shares                          Contractual     3.00%     July 1, 2013    June 30, 2014
   Class R Shares                          Contractual     2.50%     July 1, 2013    June 30, 2014
   Class R5 Shares                         Contractual     2.00%     July 1, 2013    June 30, 2014
   Class R6 Shares                         Contractual     2.00%     July 1, 2013    June 30, 2014
   Class Y Shares                          Contractual     2.00%     July 1, 2013    June 30, 2014

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                       ------------ ---------- ------------------ -----------------
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                          Contractual     2.00%      July 1, 2012      June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2012      June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2012      June 30, 2013
   Class R Shares                          Contractual     2.25%      July 1, 2012      June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2012      June 30, 2013
   Class R6 Shares                         Contractual     1.75%   September 24, 2012   June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2012      June 30, 2013
Invesco Balanced-Risk Commodity Strategy
  Fund/4/
   Class A Shares                          Contractual     1.22%   November 29, 2010    June 30, 2014
   Class B Shares                          Contractual     1.97%   November 29, 2010    June 30, 2014
   Class C Shares                          Contractual     1.97%   November 29, 2010    June 30, 2014
   Class R Shares                          Contractual     1.47%   November 29, 2010    June 30, 2014
   Class R5 Shares                         Contractual     0.97%   November 29, 2010    June 30, 2014
   Class R6 Shares                         Contractual     0.97%   September 24, 2012   June 30, 2014
   Class Y Shares                          Contractual     0.97%   November 29, 2010    June 30, 2014
Invesco China Fund
   Class A Shares                          Contractual     2.25%      July 1, 2009      June 30, 2013
   Class B Shares                          Contractual     3.00%      July 1, 2009      June 30, 2013
   Class C Shares                          Contractual     3.00%      July 1, 2009      June 30, 2013
   Class R5 Shares                         Contractual     2.00%      July 1, 2009      June 30, 2013
   Class Y Shares                          Contractual     2.00%      July 1, 2009      June 30, 2013
Invesco Developing Markets Fund
   Class A Shares                          Contractual     2.25%      July 1, 2012      June 30, 2013
   Class B Shares                          Contractual     3.00%      July 1, 2012      June 30, 2013
   Class C Shares                          Contractual     3.00%      July 1, 2012      June 30, 2013
   Class R5 Shares                         Contractual     2.00%      July 1, 2012      June 30, 2013
   Class R6 Shares                         Contractual     2.00%   September 24, 2012   June 30, 2013
   Class Y Shares                          Contractual     2.00%      July 1, 2012      June 30, 2013
Invesco Emerging Market Local Currency
  Debt Fund
   Class A Shares                          Contractual     1.24%     June 14, 2010    February 28, 2014
   Class B Shares                          Contractual     1.99%     June 14, 2010    February 28, 2014
   Class C Shares                          Contractual     1.99%     June 14, 2010    February 28, 2014
   Class R Shares                          Contractual     1.49%     June 14, 2010    February 28, 2014
   Class Y Shares                          Contractual     0.99%     June 14, 2010    February 28, 2014
   Class R5 Shares                         Contractual     0.99%     June 14, 2010    February 28, 2014
   Class R6 Shares                         Contractual     0.99%   September 24, 2012 February 28, 2014
Invesco Emerging Markets Equity Fund
   Class A Shares                          Contractual     1.85%      May 11, 2011    February 28, 2014
   Class C Shares                          Contractual     2.60%      May 11, 2011    February 28, 2014
   Class R Shares                          Contractual     2.10%      May 11, 2011    February 28, 2014
   Class R5 Shares                         Contractual     1.60%      May 11, 2011    February 28, 2014
   Class R6 Shares                         Contractual     1.60%   September 24, 2012 February 28, 2014
   Class Y Shares                          Contractual     1.60%      May 11, 2011    February 28, 2014

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                       ------------ ---------- ------------------ -----------------
Invesco Endeavor Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009      June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2009      June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2009      June 30, 2013
   Class R Shares                          Contractual     2.25%      July 1, 2009      June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2009      June 30, 2013
   Class R6 Shares                         Contractual     1.75%   September 24, 2012   June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2009      June 30, 2013
Invesco Global Health Care Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012      June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2012      June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2012      June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2012      June 30, 2013
   Investor Class Shares                   Contractual     2.00%      July 1, 2012      June 30, 2013
Invesco Global Markets Strategy Fund/5/
   Class H1 Shares                         Contractual     2.00%   September 25, 2012 February 28, 2014
Invesco International Total Return Fund
   Class A Shares                          Contractual     1.10%     March 31, 2006   February 28, 2014
   Class B Shares                          Contractual     1.85%     March 31, 2006   February 28, 2014
   Class C Shares                          Contractual     1.85%     March 31, 2006   February 28, 2014
   Class R5 Shares                         Contractual     0.85%    October 3, 2008   February 28, 2014
   Class R6 Shares                         Contractual     0.85%   September 24, 2012 February 28, 2014
   Class Y Shares                          Contractual     0.85%     March 31, 2006   February 28, 2014
Invesco Pacific Growth Fund
   Class A Shares                          Contractual     2.25%      July 1, 2012      June 30, 2013
   Class B Shares                          Contractual     3.00%      July 1, 2012      June 30, 2013
   Class C Shares                          Contractual     3.00%      July 1, 2012      June 30, 2013
   Class R Shares                          Contractual     2.50%      July 1, 2012      June 30, 2013
   Class R5 Shares                         Contractual     2.00%      July 1, 2012      June 30, 2013
   Class Y Shares                          Contractual     2.00%      July 1, 2012      June 30, 2013
Invesco Premium Income Fund
   Class A Shares                          Contractual     0.89%   December 13, 2011  February 28, 2014
   Class C Shares                          Contractual     1.64%   December 13, 2011  February 28, 2014
   Class R Shares                          Contractual     1.14%   December 13, 2011  February 28, 2014
   Class R5 Shares                         Contractual     0.64%   December 13, 2011  February 28, 2014
   Class R6 Shares                         Contractual     0.64%   September 24, 2012 February 28, 2014
   Class Y Shares                          Contractual     0.64%   December 13, 2011  February 28, 2014
Invesco Select Companies Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009      June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2009      June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2009      June 30, 2013
   Class R Shares                          Contractual     2.25%      July 1, 2009      June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2009      June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2009      June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R Shares                          Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.25%      July 1, 2012    June 30, 2013
   Class R6 Shares                         Contractual     1.25%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual     1.25%      July 1, 2012    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ------------------ -------------
Invesco Dynamics Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                          Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                   Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco Global Real Estate Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                          Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2013
Invesco High Yield Fund
   Class A Shares                          Contractual     0.89%      June 6, 2011    June 30, 2013
   Class B Shares                          Contractual     1.64%      June 6, 2011    June 30, 2013
   Class C Shares                          Contractual     1.64%      June 6, 2011    June 30, 2013
   Class R5 Shares                         Contractual     0.64%      June 6, 2011    June 30, 2013
   Class R6 Shares                         Contractual     0.64%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual     0.64%      June 6, 2011    June 30, 2013
   Investor Class Shares                   Contractual     0.89%      June 6, 2011    June 30, 2013
Invesco High Yield Fund
   Class A Shares                          Contractual     1.50%      July 1, 2013    June 30, 2014
   Class B Shares                          Contractual     2.25%      July 1, 2013    June 30, 2014
   Class C Shares                          Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                         Contractual     1.25%      July 1, 2013    June 30, 2014
   Class R6 Shares                         Contractual     1.25%      July 1, 2013    June 30, 2014
   Class Y Shares                          Contractual     1.25%      July 1, 2013    June 30, 2014
   Investor Class Shares                   Contractual     1.50%      July 1, 2013    June 30, 2014
Invesco High Yield Securities Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.00%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.10%      July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco Limited Maturity Treasury Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012    June 30, 2013
   Class A2 Shares                         Contractual     1.40%      July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.25%      July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco Municipal Bond Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.25%      July 1, 2012    June 30, 2013
   Investor Class Shares                   Contractual     1.50%      July 1, 2012    June 30, 2013
Invesco Real Estate Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2013
   Investor Class Shares                   Contractual     2.00%      July 1, 2012    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                           CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                       ------------ ----------  ------------------ -------------
Invesco Short Term Bond Fund
   Class A Shares                          Contractual      0.56%      June 6, 2011    June 30, 2013
   Class C Shares                          Contractual     0.91%/2/   March 4, 2009    June 30, 2013
   Class R Shares                          Contractual      0.91%     March 4, 2009    June 30, 2013
   Class R5 Shares                         Contractual      0.41%     March 4, 2009    June 30, 2013
   Class R6 Shares                         Contractual      0.41%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual      0.41%     March 4, 2009    June 30, 2013
Invesco U.S. Government Fund
   Class A Shares                          Contractual      1.50%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual      2.25%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual      2.25%      July 1, 2012    June 30, 2013
   Class R Shares                          Contractual      1.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual      1.25%      July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual      1.25%      July 1, 2012    June 30, 2013
   Investor Class Shares                   Contractual      1.50%      July 1, 2012    June 30, 2013

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares                          Contractual     1.25%     April 30, 2012   June 30, 2013
   Class B Shares                          Contractual     2.00%     April 30, 2012   June 30, 2013
   Class C Shares                          Contractual     2.00%     April 30, 2012   June 30, 2013
   Class R Shares                          Contractual     1.50%     April 30, 2012   June 30, 2013
   Class R5 Shares                         Contractual     1.00%     April 30, 2012   June 30, 2013
   Class R6 Shares                         Contractual     1.00%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual     1.00%     April 30, 2012   June 30, 2013
Invesco Comstock Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                          Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2013
Invesco Energy Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                   Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco Gold & Precious Metals Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                   Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco Leisure Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                          Contractual     2.25%      July 1, 2009    June 30, 2013
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                   Contractual     2.00%      July 1, 2009    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ----------------- -----------------
Invesco Mid Cap Growth Fund
   Class A Shares                          Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares                          Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                          Contractual     2.75%     July 1, 2012      June 30, 2013
   Class R Shares                          Contractual     2.25%     July 1, 2012      June 30, 2013
   Class R5 Shares                         Contractual     1.75%     July 1, 2012      June 30, 2013
   Class Y Shares                          Contractual     1.75%     July 1, 2012      June 30, 2013
Invesco Small Cap Value Fund
   Class A Shares                          Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares                          Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                          Contractual     2.75%     July 1, 2012      June 30, 2013
   Class Y Shares                          Contractual     1.75%     July 1, 2012      June 30, 2013
Invesco Technology Fund
   Class A Shares                          Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares                          Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                          Contractual     2.75%     July 1, 2012      June 30, 2013
   Class R5 Shares                         Contractual     1.75%     July 1, 2012      June 30, 2013
   Class Y Shares                          Contractual     1.75%     July 1, 2012      June 30, 2013
   Investor Class Shares                   Contractual     2.00%     July 1, 2012      June 30, 2013
Invesco Technology Sector Fund
   Class A Shares                          Contractual     2.00%   February 12, 2010   June 30, 2013
   Class B Shares                          Contractual     2.75%   February 12, 2010   June 30, 2013
   Class C Shares                          Contractual     2.75%   February 12, 2010   June 30, 2013
   Class Y Shares                          Contractual     1.75%   February 12, 2010   June 30, 2013
Invesco Dividend Income Fund
   Class A Shares                          Contractual     1.10%   February 6, 2013  February 28, 2014
   Class B Shares                          Contractual     1.85%   February 6, 2013  February 28, 2014
   Class C Shares                          Contractual     1.85%   February 6, 2013  February 28, 2014
   Class R5 Shares                         Contractual     0.85%   February 6, 2013  February 28, 2014
   Class R6 Shares                         Contractual     0.85%   February 6, 2013  February 28, 2014
   Class Y Shares                          Contractual     0.85%   February 6, 2013  February 28, 2014
   Investor Class Shares                   Contractual     1.10%   February 6, 2013  February 28, 2014
Invesco Value Opportunities Fund
   Class A Shares                          Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares                          Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                          Contractual     2.75%     July 1, 2012      June 30, 2013
   Class R Shares                          Contractual     2.25%     July 1, 2012      June 30, 2013
   Class R5 Shares                         Contractual     1.75%     July 1, 2012      June 30, 2013
   Class Y Shares                          Contractual     1.75%     July 1, 2012      June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                       ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                          Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.25%     July 1, 2012    June 30, 2013
Invesco Intermediate Term Municipal
  Income Fund
   Class A Shares                          Contractual     0.75%     June 6, 2011    June 30, 2013
   Class B Shares                          Contractual     1.50%     June 6, 2011    June 30, 2013
   Class C Shares                          Contractual     1.50%     June 6, 2011    June 30, 2013
   Class Y Shares                          Contractual     0.50%     June 6, 2011    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                       ------------ ---------- ----------------- -------------
Invesco Municipal Income Fund
   Class A Shares                          Contractual     0.83%     June 6, 2011    June 30, 2013
   Class B Shares                          Contractual     1.58%     June 6, 2011    June 30, 2013
   Class C Shares                          Contractual     1.58%     June 6, 2011    June 30, 2013
   Class Y Shares                          Contractual     0.58%     June 6, 2011    June 30, 2013
Invesco Municipal Income Fund
   Class A Shares                          Contractual     1.50%     July 1, 2013    June 30, 2014
   Class B Shares                          Contractual     2.25%     July 1, 2013    June 30, 2014
   Class C Shares                          Contractual     2.25%     July 1, 2013    June 30, 2014
   Class Y Shares                          Contractual     1.25%     July 1, 2013    June 30, 2014
Invesco New York Tax Free Income Fund
   Class A Shares                          Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                          Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                          Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.25%     July 1, 2012    June 30, 2013
Invesco Tax-Free Intermediate Fund
   Class A Shares                          Contractual     1.50%     July 1, 2012    June 30, 2013
   Class A2 Shares                         Contractual     1.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                         Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                          Contractual     1.25%     July 1, 2012    June 30, 2013

                           INVESCO SECURITIES TRUST

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                          Contractual     1.15%   January 16, 2013  February 28, 2014

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from
    Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from
    Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.

                                                         as of February 6, 2013


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                           CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                       ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class                   Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                         Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                     Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class               Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                           Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                          Contractual     0.30%/2/   July 1, 2009    December 31, 2013
Government TaxAdvantage Portfolio
   Cash Management Class                   Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                         Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                     Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class               Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                Contractual     0.39%/2/   July 1, 2009    December 31, 2013
   Reserve Class                           Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                          Contractual     0.30%/2/   July 1, 2009    December 31, 2013
Liquid Assets Portfolio
   Cash Management Class                   Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                         Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                     Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class               Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                           Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                          Contractual     0.34%      July 1, 2009    December 31, 2013
STIC Prime Portfolio
   Cash Management Class                   Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                         Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                     Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class               Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                           Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                          Contractual     0.30%/2/   July 1, 2009    December 31, 2013
Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class                   Contractual     0.33%/2/   July 1, 2009    December 31, 2013
   Corporate Class                         Contractual     0.28%      July 1, 2009    December 31, 2013
   Institutional Class                     Contractual     0.25%      July 1, 2009    December 31, 2013
   Personal Investment Class               Contractual     0.80%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                Contractual     0.50%/2/   July 1, 2009    December 31, 2013
   Reserve Class                           Contractual     1.12%/2/   July 1, 2009    December 31, 2013
   Resource Class                          Contractual     0.41%/2/   July 1, 2009    December 31, 2013
Treasury Portfolio
   Cash Management Class                   Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                         Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                     Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class               Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                           Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                          Contractual     0.30%/2/   July 1, 2009    December 31, 2013

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                         as of February 6, 2013


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ----------------- --------------
Invesco V.I. Balanced-Risk Allocation
  Fund/1/
   Series I Shares                         Contractual     0.72%     May 15, 2012    June 30, 2013
   Series II Shares                        Contractual     0.97%     May 15, 2012    June 30, 2013
Invesco V.I. Balanced-Risk Allocation
  Fund/1/
   Series I Shares                         Contractual     0.78%     July 1, 2013    April 30, 2014
   Series II Shares                        Contractual     1.03%     July 1, 2013    April 30, 2014
Invesco V.I. Core Equity Fund
   Series I Shares                         Contractual     1.30%    January 1, 2005  April 30, 2013
   Series II Shares                        Contractual     1.45%    January 1, 2005  April 30, 2013
Invesco V.I. Core Equity Fund
   Series I Shares                         Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                        Contractual     2.25%      May 1, 2013    June 30, 2014
Invesco V.I. Diversified Dividend Fund
   Series I Shares                         Contractual     0.77%     July 1, 2012    April 30, 2013
   Series II Shares                        Contractual     1.02%     July 1, 2012    April 30, 2013
Invesco V.I. Diversified Dividend Fund
   Series I Shares                         Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                        Contractual     2.25%      May 1, 2013    June 30, 2014
Invesco V.I. Diversified Income Fund
   Series I Shares                         Contractual     0.75%     July 1, 2005    April 30, 2014
   Series II Shares                        Contractual     1.00%     July 1, 2005    April 30, 2014
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                         Contractual     2.00%     July 1, 2012    June 30, 2013
   Series II Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
Invesco V.I. Global Core Equity Fund
   Series I Shares                         Contractual     2.25%     July 1, 2012    June 30, 2013
   Series II Shares                        Contractual     2.50%     July 1, 2012    June 30, 2013

--------
/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                         as of February 6, 2013

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ------------------ --------------
Invesco V.I. Global Health Care Fund
   Series I Shares                         Contractual     1.30%     April 30, 2004   April 30, 2013
   Series II Shares                        Contractual     1.45%     April 30, 2004   April 30, 2013
Invesco V.I. Global Health Care Fund
   Series I Shares                         Contractual     2.00%      May 1, 2013     June 30, 2014
   Series II Shares                        Contractual     2.25%      May 1, 2013     June 30, 2014
Invesco V.I. Global Real Estate Fund
   Series I Shares                         Contractual     1.30%     April 30, 2004   April 30, 2013
   Series II Shares                        Contractual     1.45%     April 30, 2004   April 30, 2013
Invesco V.I. Global Real Estate Fund
   Series I Shares                         Contractual     2.00%      May 1, 2013     June 30, 2014
   Series II Shares                        Contractual     2.25%      May 1, 2013     June 30, 2014
Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual     0.70%      July 1, 2012    April 30, 2013
   Series II Shares                        Contractual     0.95%      July 1, 2012    April 30, 2013
Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual     1.50%      May 1, 2013     June 30, 2014
   Series II Shares                        Contractual     1.75%      May 1, 2013     June 30, 2014
Invesco V.I. High Yield Fund
   Series I Shares                         Contractual     0.80%      May 2, 2011     April 30, 2014
   Series II Shares                        Contractual     1.05%      May 2, 2011     April 30, 2014
Invesco V.I. High Yield Securities Fund
   Series I Shares                         Contractual     1.50%      July 1, 2012    June 30, 2013
   Series II Shares                        Contractual     1.75%      July 1, 2012    June 30, 2013
Invesco V.I. International Growth Fund
   Series I Shares                         Contractual     2.25%      July 1, 2012    June 30, 2013
   Series II Shares                        Contractual     2.50%      July 1, 2012    June 30, 2013
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual     1.30%   September 10, 2001 April 30, 2013
   Series II Shares                        Contractual     1.45%   September 10, 2001 April 30, 2013
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual     2.00%      May 1, 2013     June 30, 2014
   Series II Shares                        Contractual     2.25%      May 1, 2013     June 30, 2014

                                                         as of February 6, 2013

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ----------------- --------------
Invesco V.I. Money Market Fund
   Series I Shares                         Contractual     1.30%    January 1, 2005  April 30, 2013
   Series II Shares                        Contractual     1.45%    January 1, 2005  April 30, 2013
Invesco V.I. Money Market Fund
   Series I Shares                         Contractual     1.50%      May 1, 2013    June 30, 2014
   Series II Shares                        Contractual     1.75%      May 1, 2013    June 30, 2014
Invesco V.I. S&P 500 Index Fund
   Series I Shares                         Contractual     2.00%     July 1, 2012    June 30, 2013
   Series II Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual     1.15%     July 1, 2005    April 30, 2013
   Series II Shares                        Contractual     1.40%     July 1, 2005    April 30, 2013
Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                        Contractual     2.25%      May 1, 2013    June 30, 2014
Invesco V.I. Technology Fund
   Series I Shares                         Contractual     1.30%    April 30, 2004   April 30, 2013
   Series II Shares                        Contractual     1.45%    April 30, 2004   April 30, 2013
Invesco V.I. Technology Fund
   Series I Shares                         Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                        Contractual     2.25%      May 1, 2013    June 30, 2014
Invesco V.I. Utilities Fund
   Series I Shares                         Contractual     2.00%      May 1, 2012    June 30, 2013
   Series II Shares                        Contractual     2.25%      May 1, 2012    June 30, 2013
Invesco Van Kampen V.I. American
  Franchise Fund
   Series I Shares                         Contractual     0.90%     July 1, 2012    June 30, 2014
   Series II Shares                        Contractual     1.15%     July 1, 2012    June 30, 2014
Invesco Van Kampen V.I. American Value
  Fund
   Series I Shares                         Contractual     2.00%     July 1, 2012    June 30, 2013
   Series II Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
Invesco Van Kampen V.I. Comstock Fund
   Series I Shares                         Contractual     0.72%     July 1, 2012    April 30, 2013
   Series II Shares                        Contractual     0.97%     July 1, 2012    April 30, 2013

                                                         as of February 6, 2013

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ----------------- --------------
Invesco Van Kampen V.I. Comstock Fund
   Series I Shares                         Contractual     0.78%      May 1, 2013    April 30, 2014
   Series II Shares                        Contractual     1.03%      May 1, 2013    April 30, 2014
Invesco Van Kampen V.I. Equity and Income
  Fund
   Series I Shares                         Contractual     1.50%     July 1, 2012    June 30, 2013
   Series II Shares                        Contractual     1.75%     July 1, 2012    June 30, 2013
Invesco Van Kampen V.I. Growth and Income
  Fund
   Series I Shares                         Contractual     0.72%     July 1, 2012    April 30, 2013
   Series II Shares                        Contractual     0.97%     July 1, 2012    April 30, 2013
Invesco Van Kampen V.I. Growth and Income
  Fund
   Series I Shares                         Contractual     0.78%      May 1, 2013    April 30, 2014
   Series II Shares                        Contractual     1.03%      May 1, 2013    April 30, 2014
Invesco Van Kampen V.I. Mid Cap Growth
  Fund
   Series I Shares                         Contractual     1.09%     July 1, 2012    June 30, 2014
   Series II Shares                        Contractual     1.34%     July 1, 2012    June 30, 2014
Invesco Van Kampen V.I. Value
  Opportunities Fund
   Series I Shares                         Contractual     1.30%    January 1, 2005  April 30, 2013
   Series II Shares                        Contractual     1.45%    January 1, 2005  April 30, 2013
Invesco Van Kampen V.I. Value
  Opportunities Fund
   Series I Shares                         Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                        Contractual     2.25%      May 1, 2013    June 30, 2014

                                                         as of February 6, 2013


                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities
  Trust                                    Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust     Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust       Contractual     0.46%   October 15, 2012  October 31, 2014

                                                             Sub-Item 77 Q 1(e)

                           INVESCO SECURITIES TRUST

                     MASTER INVESTMENT ADVISORY AGREEMENT

   THIS AGREEMENT is made 25/th/ day of February, 2013, by and between Invesco Securities Trust, a Delaware statutory trust (the "Trust") with respect to its series of shares shown on Appendix A attached hereto, as the same may be amended from time to time, and Invesco Advisers, Inc., a Delaware corporation (the "Adviser").

                                   RECITALS

   WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

   WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

   WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created four separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

   WHEREAS, the Trust and the Adviser desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

   1. ADVISORY SERVICES. The Adviser shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Adviser shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

   2. INVESTMENT ANALYSIS AND IMPLEMENTATION. In carrying out its obligations under Section 1 hereof, the Adviser shall:

      (a) supervise all aspects of the operations of the Funds;

      (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Adviser considers desirable for inclusion in the Funds' assets;

      (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

                                                             Sub-Item 77 Q 1(e)


      (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

      (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

   3. SECURITIES LENDING DUTIES AND FEES. The Adviser agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Adviser's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

   As compensation for such services provided by the Adviser in connection with securities lending activities of each Fund, a lending Fund shall pay the Adviser a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

   4. DELEGATION OF RESPONSIBILITIES. The Adviser is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

   5. INDEPENDENT CONTRACTORS. The Adviser and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

   6. CONTROL BY BOARD OF TRUSTEES. Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

   7. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

      (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

      (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

                                                             Sub-Item 77 Q 1(e)


      (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

      (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

      (e) any other applicable provisions of state, federal or foreign law.

   8. BROKER-DEALER RELATIONSHIPS. The Adviser is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

      (a) The Adviser's primary consideration in effecting a security transaction will be to obtain the best execution.

      (b) In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

      (c) Subject to such policies as the Board of Trustees may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Adviser, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

      (d) With respect to one or more Funds, to the extent the Adviser does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Adviser may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

      (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Adviser may select brokers or dealers with which it or the Funds are affiliated.

  COMPENSATION. The compensation that each Fund shall pay the Adviser is set forth in Appendix B attached hereto.

   9. EXPENSES OF THE FUNDS. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

   10. SERVICES TO OTHER COMPANIES OR ACCOUNTS. The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

   11. NON-EXCLUSIVITY. The Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Adviser may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

   12. EFFECTIVE DATE, TERM AND APPROVAL. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2013, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

                                                             Sub-Item 77 Q 1(e)


      (a)(i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

      (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
   Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

   14. TERMINATION. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser, on sixty
(60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

   15. AMENDMENT. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

   16. LIABILITY OF ADVISOR AND FUND. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors or employees, the Adviser shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Adviser to one Fund shall not automatically impart liability on the part of the Adviser to any other Fund. No Fund shall be liable for the obligations of any other Fund.

   17. LIABILITY OF SHAREHOLDERS. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

   18. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.

   19. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

                                                             Sub-Item 77 Q 1(e)


   20. LICENSE AGREEMENT. The Trust shall have the non-exclusive right to use the name "Invesco" to designate any current or future series of shares only so long as Invesco Advisers, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                          INVESCO SECURITIES TRUST
                                          (a Delaware statutory trust)

Attest:

     /s/ Stephen Rimes                    By:  /s/ John. M. Zerr
     -----------------------------------       ---------------------------------
     ASSISTANT SECRETARY                       JOHN M. ZERR
                                               SENIOR VICE PRESIDENT

Attest:                                   INVESCO ADVISERS, INC.

     /s/ Stephen Rimes                    By:  /s/ John. M. Zerr
     -----------------------------------       ---------------------------------
     ASSISTANT SECRETARY                       JOHN M. ZERR
                                               SENIOR VICE PRESIDENT

                                                             Sub-Item 77 Q 1(e)


                                  APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                      EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                      ------------------------------------
Invesco Balanced-Risk Aggressive Allocation Fund         [December       , 2012]

                                                             Sub-Item 77 Q 1(e)


                                  APPENDIX B
                          COMPENSATION TO THE ADVISER

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                           INVESCO SECURITIES TRUST

                        NET ASSETS          ANNUAL RATE*
                        ----------          ------------
                        First $250 million     1.100%
                        Next $250 million      1.075%
                        Next $500 million      1.050%
                        Next $1.5 billion      1.025%
                        Next $2.5 billion      1.000%
                        Next $2.5 billion      0.975%
                        Next $2.5 billion      0.950%
                        Over $10 billion       0.925%

* To the extent Invesco Balanced-Risk Aggressive Allocation Fund invests its assets in Invesco Cayman Commodity Fund VI Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund, the Adviser shall not collect from Invesco Balanced-Risk Aggressive Allocation Fund, in the amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund VI Ltd.

                                                             Sub-Item 77 Q 1(e)


                    MASTER INTERGROUP SUB-ADVISORY CONTRACT
                               FOR MUTUAL FUNDS

   This contract is made as of February 25, 2013, by and among Invesco Advisers, Inc. (the "Adviser") and each of Invesco Canada Ltd.,, Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited,, Invesco Hong Kong Limited,, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

   WHEREAS:

    A) The Adviser has entered into an investment advisory agreement with Invesco Securities Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

    B) The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with the Adviser;

    C) Each Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser, or will be so registered prior to providing any services to any of the Funds under this Contract, and engages in the business of acting as an investment adviser; and

    D) The Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Adviser hereby appoints each Sub-Adviser as a sub-adviser of each Fund for the period and on the terms set forth herein. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. DUTIES AS SUB-ADVISER. Subject to paragraph 7 below, the Adviser may, in its discretion, appoint each Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of each Fund. The services and the portion of the investments of each Fund to be advised or managed by each Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Funds related to research, statistical and investment activities.

   (a) Investment Advice. If and to the extent requested by the Adviser, each Sub-Adviser shall provide investment advice to one or more of the Funds and the Adviser with respect to all or a portion of the investments of such Fund(s) or with respect to various investment techniques, and in connection with such advice shall furnish such Fund(s) and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require.

   (b) Order Execution. If and to the extent requested by the Adviser, each Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds. In so doing, each Sub-Adviser agrees that it shall comply with paragraph 3 below.

                                                             Sub-Item 77 Q 1(e)


   (c) Discretionary Investment Management. If and to the extent requested by the Adviser, each Sub-Adviser shall, subject to the supervision of the Trust's Board of Trustees (the "Board") and the Adviser, manage all or a portion of the investments of one or more of the Funds in accordance with the investment objectives, policies and limitations provided in the Trust's Registration Statement and such other limitations as the Trust or the Adviser may impose with respect to such Fund(s) by notice to the applicable Sub-Adviser(s) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of a Fund under its management, each Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Funds, each Sub-Adviser will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of each Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.

3. BROKER-DEALER RELATIONSHIPS. Each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, the Adviser's other clients, or a Sub-Adviser's other clients with research, analysis, advice and similar services. Each Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

4. BOOKS AND RECORDS. Each Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. Each Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

5. FURTHER DUTIES.

   (a) In all matters relating to the performance of this Contract, each Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

   (b) Each Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) and the investment objective(s) and policies as stated in the Funds' prospectuses and statements of additional information. Each Sub-Adviser at its expense will provide the Adviser or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, each

                                                             Sub-Item 77 Q 1(e)

Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser's compliance policies and procedures that pertain to the Funds.

   (c) Each Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds and to consult with the Board and the Adviser regarding the Funds' investment affairs, including economic, statistical and investment matters related to the Sub-Adviser's duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. Each Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Adviser and the Trust.

   (d) Each Sub-Adviser will assist in the fair valuation of portfolio securities held by the Funds. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or the Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, each Sub-Adviser will assist the Funds and their agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Funds at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund's net asset value per share.

   (e) Each Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, each Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

   (f) Upon request of the Adviser, each Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, each Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Adviser, on behalf of the Trust, deems are reasonably necessary.

   (g) Unless otherwise directed by the Adviser or the Board, each Sub-Adviser will vote all proxies received in accordance with the Adviser's proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser's proxy voting policy. Each Sub-Adviser shall maintain and shall forward to the Funds or their designated agent such proxy voting information as is necessary for the Funds to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

   (h) Each Sub-Adviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning the assets of the Funds and shall provide the Adviser with such information upon request of the Adviser.

6. SERVICES NOT EXCLUSIVE. The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and such Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the

                                                             Sub-Item 77 Q 1(e)

right of any director, officer or employee of a Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7. USE OF SUBSIDIARIES AND AFFILIATES. Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Funds pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Funds pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Fund's outstanding voting securities.

8. COMPENSATION.

   (a) The only fees payable to the Sub-Advisers under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which the Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of such Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisers under this Contract exceed 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any.

   (b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

   (c) If a Sub-Adviser provides the services under paragraph 2(c) above to a Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

9. FEE WAIVERS AND EXPENSE LIMITATIONS. If, for any fiscal year of a Fund, the amount of the advisory fee which such Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable to each Sub-Adviser pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, such Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the fee payable to each Sub-Adviser pursuant to paragraph 8 above bears to the advisory fee under this Contract.

10. LIMITATION OF LIABILITY OF SUB-ADVISER AND INDEMNIFICATION. No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by a Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed,

                                                             Sub-Item 77 Q 1(e)

when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.

11.DURATION AND TERMINATION.

   (a) This Contract shall become effective with respect to each Sub-Adviser upon the later of the date hereabove written and the date that such Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, if a Sub-Adviser is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

   (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2009. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

   (c) Notwithstanding the foregoing, with respect to any Fund(s) or any Sub-Adviser(s), this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days' written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days' written notice to the Trust. Should this Contract be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities. Termination of this Contract with respect to one or more Fund(s) or Sub-Adviser(s) shall not affect the continued effectiveness of this Contract with respect to any remaining Fund(s) or Sub-Adviser(s). This Contract will automatically terminate in the event of its assignment.

12. AMENDMENT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

13. NOTICES. Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Until further notice to the other party, it is agreed that the address of each Sub-Adviser shall be set forth in Exhibit B attached hereto.

14. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

15. MULTIPLE SUB-ADVISORY AGREEMENTS. This Contract has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to each Fund, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to each Fund. With respect to any one Sub-Adviser, (i) references in this Contract to "a Sub-Adviser" or to "each Sub-Adviser" shall be deemed to refer only to such Sub-Adviser, and (ii) the term "this Contract" shall be construed according to the foregoing provisions.

                                                             Sub-Item 77 Q 1(e)


16. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

                                                             Sub-Item 77 Q 1(e)


   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                                             Sub-Item 77 Q 1(e)


INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH              INVESCO ASSET MANAGEMENT LIMITED

Sub-Adviser                                            Sub-Adviser

By:     /s/ Christian Puschmann /s/ Alexander Lehmann  By:    /s/ G J Proudfoot
        ----------------------------------------              -------------------------------------
Name:   Christian Puschmann   Alexander Lehmann        Name:  G J Proudfoot
Title:  Managing Director    Managing Director         Title: Director

INVESCO ASSET MANAGEMENT (JAPAN) LIMITED               INVESCO AUSTRALIA LIMITED

Sub-Adviser                                            Sub-Adviser

By:     /s/ Masakazu Haseagawa                         By:    /s/ Nick Burrell  /s/ Mark Yesberg
        ----------------------------------------              -------------------------------------
Name:   Masakazu Haseagawa                             Name:  Nick Burrell      Mark Yesberg
Title:  Managing Director                              Title: Company Secretary Director

INVESCO HONG KONG LIMITED                              INVESCO SENIOR SECURED MANAGEMENT, INC.

Sub-Adviser                                            Sub-Adviser

By:     /a/ Anna Tong /s/ Fanny Lee                    By:    /s/ Jeffrey H. Kupor
        ----------------------------------------              -------------------------------------
Name:   Anna Tong     Fanny Lee                        Name:  Jeffrey H. Kupor
Title:  Director      Director                         Title: Secretary and General Counsel

INVESCO CANADA LTD.

Sub-Adviser

By:     /s/ Eric Adelsen
        ----------------------------------------
Name:   Eric Adelsen
Title:  Senior Vice President, Secretary

                                                             Sub-Item 77 Q 1(e)


                                   EXHIBIT A

                                     FUNDS

Invesco Balanced-Risk Aggressive Allocation Fund

                                                             Sub-Item 77 Q 1(e)


                                   EXHIBIT B

                           ADDRESSES OF SUB-ADVISORS

Invesco Asset Management Deutschland GmbH
An der Welle 5, 1st Floor
Frankfurt, Germany 60322

Invesco Asset Management Limited
30 Finsbury Square
London, United Kingdom
EC2A 1AG
ENGLAND

Invesco Asset Management (Japan) Limited
Roppongi Hills Mori Tower 14F
6-10-1 Roppongi, Minato-ku, Tokyo 106-6114

Invesco Australia Limited
333 Collins Street, Level 26
Melbourne Victoria 3000, Australia

Invesco Hong Kong Limited
41/F Citibank Tower
3 Garden Road, Central
Hong Kong

Invesco Senior Secured Management, Inc.
1166 Avenue of the Americas, 27th Floor
New York, NY 10036
USA

Invesco Canada Ltd.
5140 Yonge Street
Suite 900
Toronto, ON, M2N 6X7

                                      18